BENHAM U.S. TREASURY
                                 AND GOVERNMENT
                               MONEY MARKET FUNDS


                     Semiannual Report * September 30, 1995



                      [Sketch of the American Eagle similar
                       to that displayed on U.S. currency]



                           Capital Preservation Fund
                          Capital Preservation Fund II
                             Government Agency Fund



                        [company logo] The Benham Group
              Part of the Twentieth Century Family of Mutual Funds

                                    CONTENTS

   U.S. ECONOMIC REVIEW.................................  1

   MARKET SUMMARY.......................................  2

   CAPITAL PRESERVATION FUND
   Performance Information..............................  3
   Portfolio Statistics & Composition...................  4
   Management Discussion................................  5
   Financial Highlights..................................15
   Financial Statements and Notes........................18
   Schedule of Investments...............................25

   CAPITAL PRESERVATION FUND II
   Performance Information..............................  6
   Portfolio Statistics & Composition...................  7
   Management Discussion................................  8
   Financial Highlights..................................16
   Financial Statements and Notes........................18
   Schedule of Investments...............................26

   BENHAM GOVERNMENT AGENCY FUND
   Performance Information..............................  9
   Portfolio Statistics & Composition....................10
   Management Discussion.................................11
   Financial Highlights..................................17
   Financial Statements and Notes........................18
   Schedule of Investments...............................28

   INVESTMENT FUNDAMENTALS
   Money Market Instruments..............................12
   Investment Terms......................................14

                              U.S. ECONOMIC REVIEW
                                 JAMES M. BENHAM         [photo of James
                              Chairman of the Board         M. Benham]

Lower-than-expected inflation during the 12 months ended September 30, 1995, helped generate optimism in the U.S. financial markets. U.S. inflation, as measured by the consumer price index, increased at an annual rate of just 2.5% during the 12-month period. Corporate mergers, downsizing and global job competition kept labor costs low, and technological advances made U.S. workers more efficient, boosting U.S. productivity to a 10-year high.

[graph data described below]

Slow economic growth also contributed significantly to the low inflation rate. The Federal Reserve (the Fed) achieved its goal of slow economic growth and low inflation, the so-called "soft landing." The Fed raised short-term interest rates seven times from February 1994 to February 1995 (see the accompanying graph) to slow the economy and prevent inflation. The higher interest rates caused slowdowns in auto, home and retail sales in the first quarter of 1995. Growth was even slower in the second quarter. U.S. employment suffered the biggest monthly jobs decline in four years, and industrial production declined for three consecutive months. As a result, real annual growth was just 1.3% in the second quarter.

Economic weakness was so pronounced by the summer of 1995 that the Fed reduced interest rates in early July. The Fed lowered the target for the federal funds rate from 6.00% to 5.75%, its first rate cut since September 1992. Despite this action, economic signals remained mixed through the third quarter. Signs of strength appeared in the housing and manufacturing sectors, but consumer confidence ebbed and retail sales lagged. As a result, the Fed left interest rates unchanged in August and September.

Despite a strong preliminary economic growth estimate for the third quarter, the jury is still out regarding the strength of the U.S. economy. Many analysts project that the economy could experience its smallest fourth-quarter growth rate since 1991. If tangible signs of economic weakness (such as low holiday season sales figures) appear and Congress and President Clinton agree on a meaningful budget deficit-reduction plan (one that would cut government spending and therefore inhibit economic growth), the Fed may cut short-term interest rates again before the end of the year.

[graph data]
                  Discount Rate             Fed Funds Rate
Oct-91            5                         5.21
Nov-91            4.5                       4.81
Dec-91            3.5                       4.43
Jan-92            3.5                       4.03
Feb-92            3.5                       4.06
Mar-92            3.5                       3.98
Apr-92            3.5                       3.73
May-92            3.5                       3.82
Jun-92            3.5                       3.76
Jul-92            3                         3.25
Aug-92            3                         3.3
Sep-92            3                         3.22
Oct-92            3                         3.1
Nov-92            3                         3.09
Dec-92            3                         2.92
Jan-93            3                         3.02
Feb-93            3                         3.03
Mar-93            3                         3.07
Apr-93            3                         2.96
May-93            3                         3
Jun-93            3                         3.04
Jul-93            3                         3.06
Aug-93            3                         3.03
Sep-93            3                         3.09
Oct-93            3                         2.99
Nov-93            3                         3.02
Dec-93            3                         2.96
Jan-94            3                         3.05
Feb-94            3                         3.25
Mar-94            3                         3.34
Apr-94            3                         3.56
May-94            3.5                       4.01
Jun-94            3.5                       4.25
Jul-94            3.5                       4.26
Aug-94            4                         4.47
Sep-94            4                         4.73
Oct-94            4                         4.76
Nov-94            4.75                      5.29
Dec-94            4.75                      5.45
Jan-95            4.75                      5.53
Feb-95            5.25                      5.92
Mar-95            5.25                      5.98
Apr-95            5.25                      6.05
May-95            5.25                      6.01
Jun-95            5.25                      5.98
Jul-95            5.25                      5.77
Aug-95            5.25                      5.75
Sep-95            5.25                      5.8
Oct-95            5.25                      5.97

                                 MARKET SUMMARY
                       GOVERNMENT MONEY MARKET SECURITIES

Review

U.S. money market yields declined gradually during the six months ended September 30, 1995. The three-month U.S. Treasury bill yield fell from 5.85% to below 5.50% during the six-month period (see the graph below). The declining yields reflected the modest U.S. economic growth and low inflation levels that existed during the period (see page 1), as well as market expectations regarding interest rate cuts by the Fed.

Treasury bill yields hovered around 5.75% in April and May, but they declined sharply to 5.50% in June as the economy slowed and the market anticipated a Fed interest rate cut. After the Fed lowered the federal funds rate target from 6.00% to 5.75% in July, Treasury bill yields remained 25 basis points (a basis point equals 0.01%) below the federal funds rate, reflecting the market's expectation that the Fed would lower rates again by the end of the year. In September, weakness in the manufacturing sector heightened expectations of a near-term Fed rate cut, and yields dipped as low as 5.30% before ending the six-month period at 5.40%.

[graph data described below]

Treasury bill yields were also depressed by lower supply and steady demand. New issuance of bills by the U.S. Treasury declined as a result of reduced deficit spending by the federal government. Fears of slower economic growth and a stock market correction kept demand for Treasury bills strong through the third quarter.

Outlook

Going forward, we expect money market yields to continue their recent downward trend. With inflation on pace to be less than 3% for the fourth straight year, the Fed appears to have room for further interest rate cuts. However, any Fed action will likely be delayed until President Clinton and the Republican-led Congress resolve the current federal budget impasse. Until then, we expect money market yields to hover at or below their current levels.

[graph data]
                  3-Month T-Bill                     Fed Funds Rate
4/7/95            5.85                               6.2
4/14/95           5.745                              5.98
4/21/95           5.777                              6.07
4/28/95           5.86                               5.99
5/5/95            5.756                              6.05
5/12/95           5.86                               6
5/19/95           5.86                               6.02
5/26/95           5.828                              5.99
6/2/95            5.568                              6.02
6/9/95            5.756                              6.03
6/16/95           5.641                              6.02
6/23/95           5.511                              6
6/30/95           5.568                              5.95
7/7/95            5.547                              6.21
7/14/95           5.599                              5.81
7/21/95           5.584                              5.72
7/28/95           5.578                              5.75
8/4/95            5.568                              5.83
8/11/95           5.578                              5.73
8/18/95           5.573                              5.74
8/25/95           5.485                              5.7
9/1/95            5.452                              5.71
9/8/95            5.516                              5.77
9/15/95           5.438                              5.73
9/22/95           5.338                              5.78
9/29/95           5.411                              5.8

                            CAPITAL PRESERVATION FUND
                               PERFORMANCE SUMMARY
                      For Periods Ended September 30, 1995

   Net Asset      7-Day      7-Day          Average Annual Total Returns
     Value       Current   Effective
--------------------------------------------------------------------------------
(4/1/95-9/30/95)  Yield      Yield     1 Year    3 Years    5 Years  10 Years
--------------------------------------------------------------------------------

     $1.00         5.20%      5.34%      5.18%     3.66%     4.22%     5.54%

The Fund commenced operations on October 13, 1972.

PLEASE NOTE: Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's yields and total returns will vary. The U.S. government neither insures nor guarantees investments in the Fund. The Fund is managed to maintain a stable $1.00 share price, but, as with all money market funds, there is no assurance that the Fund will be able to do so.

                             PERFORMANCE DEFINITIONS

The 7-Day Current Yield is calculated based on the income generated by an investment in the Fund over a seven-day period and is expressed as an annual percentage rate. The 7-Day Effective Yield is calculated similarly, although this figure is slightly higher than the Fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the Fund's investments is reinvested and generating additional income.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 15.

Dividends: All income dividends paid by the Fund during the six months ended September 30, 1995, came from net income on direct investments in U.S. Treasury securities. Interest income from U.S. Treasury securities is not subject to state and local taxes in many states.

                          LIPPER PERFORMANCE COMPARISON

Lipper  Analytical  Services  (Lipper) is an  independent  mutual  fund  ranking service  located in Summit,  NJ.  Rankings  are based on  average  annual  total returns for the periods ended 9/30/95 for the funds in Lipper's  "U.S.  Treasury
Money Market Funds" category.
                               1 Year          3 Years        5 Years        10 Years
The Fund`s Total Return:       5.18%           3.66%          4.22%          5.54%
Category Average
      Total Return:            5.10%           3.59%          4.17%          5.51%
The Fund`s Ranking:            29 out of 89    19 out of 62   10 out of 32   7 out of 15

Total returns are based on historical performance and do not guarantee future results.

3

                            CAPITAL PRESERVATION FUND
                            KEY PORTFOLIO STATISTICS

                                     9/30/95             3/31/95

         Market Value:              $2,961,660,384      $2,870,788,915
         Number of Issues:           25                  12
         Average Maturity:           54 days             35 days
         Average Yield:              5.63%               5.78%

For definitions of these terms, see page 14.

                     PORTFOLIO COMPOSITION BY SECURITY TYPE
                              [pie charts]
[graph data]
9/30/95
Treasury Bills: 81.8%
Treasury Notes: 15.7%
STRIPS: 2.5%

[graph data]
3/31/95
Treasury Bills: 91.7%
Treasury Notes: 3.6%
STRIPS: 4.7%

For definitions of these security types, see pages 12-13.

                        PORTFOLIO COMPOSITION BY MATURITY
                               [pie charts]

[graph data]                      [graph data]
9/30/95                           3/31/95
1-30 days: 33.3%                  1-30 days: 39.5%
31-60 days: 39.0%                 31-60 days: 50.0%
61-90 days: 9.2%                  61-90 Days: 10.5%
91-180 days: 18.5%

The Fund's dollar-weighted average portfolio maturity will not exceed 60 days. The Fund generally maintains an average maturity between 30 and 60 days, with 45 days considered a "neutral" position.


The composition of the Fund's portfolio may change over time.

                            CAPITAL PRESERVATION FUND
                              MANAGEMENT DISCUSSION
                      with Brian Howell, Portfolio Manager

NOTE: The terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 12-14).

Q:       How did the Fund perform?

A: The Fund performed above average compared to its peers. For the one-year period ended September 30, 1995, the Fund's total return was 5.18%, compared to the 5.10% average total return for the 89 funds in Lipper's "U.S. Treasury Money Market Funds" category over the same period (see the Lipper Performance Comparison on page 3). The Fund's total return for the six-month period ended September 30 was 2.66%.

Q: You extended the Fund's average maturity* from 35 days to 54 days over the past six months. Can you explain your strategy?

A: Treasury bill yields declined during the second quarter as the market priced in expectations of a Fed interest rate cut. As a result, we extended the Fund's average maturity from 35 days to about 50 days between April and June in order to lock in higher yields before the rate cut. After the Fed lowered rates in July, we held the Fund's average maturity at 50-55 days as yields continued to decline through September.

         To lengthen the Fund's average maturity, we purchased Treasury notes with remaining maturities of three to six months. These purchases enabled us to extend the Fund's average maturity while adding a few basis points* to the Fund's yield. Treasury notes are a little less liquid (i.e., harder to sell) than Treasury bills, but this is not an issue for the Fund because it typically holds Treasury notes until they mature.

Q: Looking ahead, what are your plans for the Fund over the next six months?

A: We intend to keep the Fund's average maturity longer than neutral. Although we may see temporary rises in Treasury bill yields, we expect the current downward trend to persist into 1996. As a result, we are maintaining the Fund's average maturity at about 50 days. We plan to extend the Fund's average maturity when favorable supply and demand factors cause yields to rise.

                          CAPITAL PRESERVATION FUND II
                               PERFORMANCE SUMMARY
                      For Periods Ended September 30, 1995


   Net Asset      7-Day      7-Day         Average Annual Total Returns
     Value       Current   Effective  ------------------------------------------
(4/1/95-9/30/95)  Yield      Yield     1 Year    3 Years    5 Years  10 Years
                                      ------------------------------------------

     $1.00         5.20%      5.33%      5.07%     3.47%     3.98%     5.50%

The Fund commenced operations on May 16, 1980.

PLEASE NOTE: Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's yields and total returns will vary. The U.S. government neither insures nor guarantees investments in the Fund. The Fund is managed to maintain a stable $1.00 share price, but, as with all money market funds, there is no assurance that the Fund will be able to do so.

                             PERFORMANCE DEFINITIONS

The 7-Day Current Yield is calculated based on the income generated by an investment in the Fund over a seven-day period and is expressed as an annual percentage rate. The 7-Day Effective Yield is calculated similarly, although this figure is slightly higher than the Fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the Fund's investments is reinvested and generating additional income.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 16.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 9/30/95 for the funds in Lipper's "U.S. Treasury Money Market Funds" category.

                               1 Year          3 Years          5 Years         10 Years
The Fund`s Total Return:       5.07%           3.47%            3.98%           5.50%
Category Average
      Total Return:            5.10%           3.59%            4.17%           5.51%
The Fund`s Ranking:            51 out of 89    48 out of 62     28 out of 32    8 out of 15

Total returns are based on historical performance and do not guarantee future results.

6

                          CAPITAL PRESERVATION FUND II
                            KEY PORTFOLIO STATISTICS

                                    9/30/95             3/31/95

         Market Value:              $251,079,465        $261,097,411
         Number of Issues:          13                  14
         Average Maturity:          3 days*             3 days*
         Average Yield:             6.36%               6.14%

For definitions of these terms, see page 14.

                     PORTFOLIO COMPOSITION BY SECURITY TYPE
                               [pie charts]
[graph data]
9/30/95
Repos:100%


[graph data]
3/31/95
Repos:100%

Repos (repurchase agreements) are defined on page 12.

                        PORTFOLIO COMPOSITION BY MATURITY
                                  [pie charts]

[graph data]                  [graph data]
  9/30/95                       3/31/95
3 Days:100%*                  3 Days:100%*

*The Fund invested  primarily in repurchase  agreements with one-day  maturities
 (overnight repos) during the six-month periods ended 9/30/95 and 3/31/95. However, the average maturities were skewed when the periods ended on Fridays. The securities purchased at the end of each period did not mature until the following Mondays.

The composition of the Fund's portfolio may change over time.

                          CAPITAL PRESERVATION FUND II
                              MANAGEMENT DISCUSSION
                with Denise Tabacco, Associate Portfolio Manager

NOTE: The terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 12-14).

Q:       How did the Fund perform?

A: The Fund's performance was comparable to that of its peer group. For the one-year period ended September 30, 1995, the Fund's total return was 5.07%, just less than the 5.10% average total return for the 89 funds in Lipper's "U.S. Treasury Money Market Funds" category over the same period (see the Lipper Performance Comparison on page 6). The Fund's total return for the six-month period ended September 30 was 2.63%.

         The Fund slightly underperformed the category average over the past year because of the Fund's limited average maturity.* The Fund's average maturity cannot exceed seven days and is typically just one day. To maintain this one-day maturity, the Fund invests primarily in overnight repos,* which offer the highest degree of liquidity but typically have yields that are slightly lower than short-term Treasury yields. Many of the Fund's peers are able to earn higher yields by extending their average maturities out as far as 90 days.

Q:       Did the Fund's strategy change over the past six months?

A: No. The maturity limitation placed on the Fund does not allow for a very active management strategy. During the past six months, the Fund invested primarily in overnight repos collateralized by U.S. Treasury securities. The Fund's average maturity was usually one day.

Q: Looking ahead, what are your plans for the Fund over the next six months?

A: We will continue to invest in overnight repos. We expect the Fed to lower short-term interest rates during the next six months, and this will likely result in lower repo yields. However, because the short-term Treasury market has already factored this Fed rate cut into their yields, we've currently been able to find overnight repo yields that are higher than prevailing Treasury bill yields. This situation should persist as long as short-term Treasury yields reflect expectations of a Fed rate cut.

                             GOVERNMENT AGENCY FUND
                               PERFORMANCE SUMMARY
                      For Periods Ended September 30, 1995


   Net Asset      7-Day      7-Day            Average Annual Total Returns
     Value       Current   Effective    ----------------------------------------
(4/1/95-9/30/95)  Yield      Yield      1 Year    3 Years  5 Years  Life of Fund
                                        ----------------------------------------

     $1.00         5.28%      5.42%      5.37%     3.76%    4.41%      4.97%

The Fund commenced operations on December 5, 1989.

PLEASE NOTE: Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's yields and total returns will vary. The U.S. government neither insures nor guarantees investments in the Fund. The Fund is managed to maintain a stable $1.00 share price, but, as with all money market funds, there is no assurance that the Fund will be able to do so.

                             PERFORMANCE DEFINITIONS

The 7-Day Current Yield is calculated based on the income generated by an investment in the Fund over a seven-day period and is expressed as an annual percentage rate. The 7-Day Effective Yield is calculated similarly, although this figure is slightly higher than the Fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the Fund's investments is reinvested and generating additional income.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 17. Dividends: All income dividends paid by the Fund during the six months ended September 30, 1995, came from net income on direct investments in U.S. Treasury and agency securities. Interest income from U.S. Treasury and agency securities is not subject to state and local taxes in many states.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 9/30/95 for the funds in Lipper's "U.S. Government Money Market Funds" category.

                               1 Year            3 Years        5 Years         Life of Fund+
The Fund`s Total Return:       5.37%             3.76%          4.41%           4.94%
Category Average
      Total Return:            5.12%             3.59%          4.14%           4.59%
The Fund`s Ranking:            19 out of 105     20 out of 88   6 out of 67     4 out of 62

+ From December 31, 1989, through September 30, 1995.
Total returns are based on historical performance and do not guarantee future results.

                             GOVERNMENT AGENCY FUND
                            KEY PORTFOLIO STATISTICS

                                    9/30/95             3/31/95

         Market Value:              $490,429,623        $454,605,940
         Number of Issues:          52                  38
         Average Maturity:          52 days             38 days
         Average Yield:             5.72%               5.74%

For definitions of these terms, see page 14.

                     PORTFOLIO COMPOSITION BY SECURITY TYPE
                                 [pie charts]
[graph data]
9/30/95
Government Agency Discount Notes: 78.0%
Floating-Rate Agency Notes: 19.3%
Government Agency Notes: 2.7%

[graph data]
3/31/95
Government Agency Discount Notes: 64.8%
Floating-Rate Agency Notes: 20.3%
Government Agency Notes: 14.9%

For definitions of these security types, see pages 12-13.

                        PORTFOLIO COMPOSITION BY MATURITY
                                 [pie charts]

[graph data]                       [graph data]
9/30/95                            3/31/95
1-30 days: 40.0%                   1-30 days: 46.6%
31-60 days: 28.5%                  31-60 days: 32.1%
61-90 days: 16.8%                  61-90 days: 10.5%
91-180 days: 14.7%                 91-180 days: 10.8%

The Fund's dollar-weighted average portfolio maturity will not exceed 60 days. The Fund generally maintains an average maturity between 30 and 60 days, with 45 days considered a "neutral" position.

The composition of the Fund's portfolio may change over time.

                             GOVERNMENT AGENCY FUND
                              MANAGEMENT DISCUSSION
                      with Brian Howell, Portfolio Manager

NOTE: The terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 12-14).

Q:       How did the Fund perform?

A: The Fund performed well compared to its peers. For the one-year period ended September 30, 1995, the Fund's total return was 5.37%, compared to the 5.12% average total return for the 105 funds in Lipper's "U.S. Government Money Market Funds" category over the same period (see the Lipper Performance Comparison on page 9). The Fund's total return for the six-month period ended September 30 was 2.75%.

Q: You extended the Fund's average maturity* from 38 days to 52 days over the past six months. Can you explain your strategy?

A: All short-term yields declined during the second quarter as the market priced in expectations of a Fed interest rate cut. Short-term government agency yields fell even further because of dwindling supply--agencies primarily issued securities with one- and two-month maturities, intending to wait until after the expected Fed rate cut to issue longer-term securities. With this in mind, we extended the Fund's average maturity from 35 days to about 45 days between April and June in order to lock in higher yields before the rate cut. After the Fed lowered rates in July, we continued to expand the Fund's average maturity, lengthening it to 50-55 days as yields continued to decline through September.

Q: You significantly reduced the Fund's holdings of government agency notes* over the past six months (from 15% to 3%). Why?

A: We usually add agency notes to the Fund's portfolio when we are compensated for their lower liquidity with a reasonable yield advantage over agency discount notes.* Recently, agency notes and agency discount notes have been yielding about the same, so we have preferred to hold the more liquid agency discount notes.

Q: Looking ahead, what are your plans for the Fund over the next six months?

A: We intend to keep the Fund's average maturity longer than neutral. Although we may see temporary rises in government agency yields, we expect the current downward trend to persist into 1996. As a result, we are maintaining the Fund's average maturity at about 50 days. We plan to extend the Fund's average maturity when favorable supply and demand factors cause yields to rise.

                             INVESTMENT FUNDAMENTALS
                            MONEY MARKET INSTRUMENTS

The Money Market

The "money market" is a highly liquid, multi-trillion dollar worldwide financial market that matches supply from corporations, banks and governments that have short-term cash or borrowing needs with demand from investors who want to buy short-term, low-risk, interest-bearing instruments. On the supply side, corporate, financial and fiscal entities sometimes have more current obligations to meet than cash on hand, and they need to raise money. They are therefore willing to sell short-term IOUs to investors in exchange for cash. For example, the U.S. Treasury auctions three-month bills to raise cash to cover current government expenses that are incurred before anticipated revenues. On the demand side, investors want a place to "park" their money in the short term where it can earn interest, retain value and be readily available for other opportunities or expense payments. Finance officers at corporations, banks, government offices and securities firms saw how they could satisfy both sides by issuing certain types of debt securities. Most money market securities are issued at a discount and pay full value at maturity (13 months or less). The difference between the purchase value and the maturity value is the imputed interest.

Common U.S. Government Money Market Securities

Floating-Rate Agency Notes (FRANs)--see the "Derivatives" section on page 13.

Government Agency Discount Notes--short-term debt securities issued by U.S. government agencies (such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association). Some agency discount notes are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. These notes are issued at a discount and achieve full value at maturity (typically one year or less).

Government Agency Notes--intermediate-term debt securities issued by U.S. government agencies (such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association). Some agency notes are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. These notes are issued with maturities ranging from three months to 30 years. Benham Government Agency Fund typically buys agency notes with remaining terms of 180 days or less.

Repurchase Agreements (Repos)--short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days). Capital Preservation Fund II typically invests in repos backed by U.S. Treasury securities.

                             INVESTMENT FUNDAMENTALS
                            MONEY MARKET INSTRUMENTS
                       (Continued from the previous page)

STRIPS--zero-coupon securities (zeros) issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Unlike ordinary Treasury securities, which pay interest periodically, zeros pay no interest. Instead, these securities are issued at a deep discount and then redeemed for their full face value at maturity. Capital Preservation Fund typically buys STRIPS with remaining maturities of 180 days or less.

Treasury bills (T-bills)--short-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-bills are issued with maturities ranging from three months to one year. Capital Preservation Fund typically buys T-bills with remaining maturities of 90 days or less.

Treasury notes (T-notes)--intermediate-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-notes are issued with maturities ranging from 2 to 30 years. Capital Preservation Fund typically buys T-notes with remaining maturities of 180 days or less.

Derivatives

Capital Preservation Fund and Capital Preservation Fund II do not own any derivatives. Benham Government Agency Fund is permitted to invest a portion of its portfolio in floating-rate agency notes (FRANs), which are considered derivatives.

FRANs are debt securities issued by U.S. government agencies, and they have interest rates that change when a designated base rate changes. The base rate is often a bank's prime rate, the federal funds rate, the 90-day Treasury bill rate or the London Interbank Offered Rate (LIBOR). FRANs are considered derivatives because they "derive" their interest rates from their designated base rates. However, FRANs are not "risky" derivatives--their behavior is similar to that of their designated base rates. The SEC has recognized this similarity and does not consider FRANs to be inappropriate investments for money market funds.

                             INVESTMENT FUNDAMENTALS
                                INVESTMENT TERMS

Portfolio Statistics

Market Value--the market value of a fund's investments on a given date.

Number of Issues--the number of different securities issuances held by a fund on a given date.

Average Maturity--a weighted average of all security maturities in a fund's portfolio (see also below).

Average Yield--a weighted average of the yields to maturity of the securities in a money market fund's portfolio.

Basis Points

A basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

Average Maturity

Average maturity measures the interest rate sensitivity and interest rate exposure of a portfolio. It reflects the average amount of time that will pass until a portfolio receives its principal payments from matured securities. The longer a portfolio's average maturity is, the more interest rate exposure and interest rate sensitivity it has. For example, a portfolio with a 90-day average maturity will take much longer to reinvest its maturing securities than a portfolio with a 30-day average maturity. Portfolios with longer average maturities generally pay higher yields to compensate for the greater interest rate exposure. To help ensure the share price stability of money market funds, the SEC mandates that a money market fund's average maturity cannot exceed 90 days.

Average maturity is also an important strategic tool. Reducing a fund's average maturity as interest rates rise allows the portfolio manager to more quickly reinvest matured assets in higher-yielding securities. Conversely, lengthening a fund's average maturity as interest rates fall allows the portfolio manager to "lock in" higher yields.

                                              CAPITAL PRESERVATION FUND, INC.
                                                   FINANCIAL HIGHLIGHTS
                         For a Share Outstanding Throughout the Six Months Ended September 30 and
                                        the Years Ended March 31 (except as noted)
                                                        (Unaudited)

                             Sept.30,   Mar.31,    Mar.31,    Mar.31,  Sept.30,  Sept.30,  Sept.30,   Sept.30,  Sept.30,  Sept.30,
                               1995       1995      1994       1993+     1992      1991      1990       1989      1988      1987
                               -----      -----     -----      -----     -----     -----     -----      -----     -----     -----
PER-SHARE DATA
-----------------
Net Asset Value at Beginning of
     Period.................  $ 1.00       1.00      1.00     1.00        1.00       1.00      1.00      1.00      1.00      1.00
  Income From Investment
     Operations
  Net Investment Income.....   .0263      .0424     .0259    .0134       .0382      .0603     .0750     .0800     .0608     .0531
  Less Distributions
  Dividends from Net
     Investment Income......  (.0263)    (.0424)   (.0259)  (.0134)     (.0382)    (.0603)   (.0750)   (.0800)   (.0608)   (.0531)
                               -----       -----     ----     -----      -----      -----     -----     -----     -----     -----
Net Asset Value at End of
Period......................  $ 1.00       1.00      1.00     1.00        1.00       1.00      1.00      1.00      1.00      1.00
                               =====       =====     =====    =====      =====       =====     =====     =====     =====     =====
TOTAL RETURN*...............    2.66%      4.31%     2.63%    1.35%       3.88%      6.27%     7.77%     8.27%     6.30%     5.48%
------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
     (in thousands)......... $2,984,764  2,883,350 2,786,614 2,943,242  3,045,501 3,375,505  3,098,997 2,736,531 2,187,096 1,793,056
Ratio of Expenses to Average
     Daily Net Assets.......     .50%**     .50%      .51%     .50%**      .51%       .52%      .56%      .57%      .59%      .63%
Ratio of Net Investment Income to
     Average Daily Net Assets   5.25%**    4.24%     2.59%    2.68%**     3.82%      6.03%     7.50%     8.00%     6.08%     5.31%
--------------------

+ The fiscal year-end for Capital Preservation Fund was changed from September 30 to March 31 beginning with the period ended March 31, 1993. This column represents a six-month period.
* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
** Annualized.

   See the accompanying notes to financial statements.

                                            CAPITAL PRESERVATION FUND II, INC.
                                                   FINANCIAL HIGHLIGHTS
                         For a Share Outstanding Throughout the Six Months Ended September 30 and
                                        the Years Ended March 31 (except as noted)
                                                        (Unaudited)

                               Sept.30,   Mar.31,   Mar.31,    Mar.31,   Sept.30,  Sept.30,   Sept.30,  Sept.30,  Sept.30,  Sept.30,
                                 1995       1995      1994       1993+     1992      1991      1990       1989      1988      1987
                                 -----      -----     -----      -----     -----     -----     -----      -----     -----     -----
PER-SHARE DATA
--------------
Net Asset Value at Beginning of
     Period..................   $ 1.00       1.00      1.00     1.00        1.00       1.00      1.00      1.00      1.00      1.00
  Income From Investment
     Operations
  Net Investment Income......    .0260      .0406     .0237    .0120       .0341      .0591     .0764     .0834     .0626     .0553
  Less Distributions
  Dividends from Net
     Investment Income.......   (.0260)    (.0406)   (.0237)  (.0120)     (.0341)    (.0591)   (.0764)   (.0834)   (.0626)   (.0553)
                                 -----      -----      ----     -----      -----      -----      -----     -----     -----     -----
Net Asset Value at End of
Period.......................   $ 1.00       1.00      1.00     1.00        1.00       1.00      1.00      1.00      1.00      1.00
                                 =====      =====      ====     =====      =====      =====      =====     =====     =====     =====
TOTAL RETURN*                     2.63%      4.17%     2.40%    1.21%       3.42%      6.07%     7.91%     8.64%     6.46%     5.68%
------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
     (in thousands)..........   $252,445    262,440   283,487  313,855     339,729    474,888   617,885   707,716   537,653  465,023
Ratio of Expenses to Average Daily
     Net Assets..............      .76%**     .75%      .75%     .75%**      .74%       .70%      .69%      .71%      .73%      .73%
Ratio of Net Investment Income
      to Average Daily Net Assets 5.19%**    4.06%     2.37%    2.40%**     3.41%      5.91%     7.64%     8.34%     6.26%     5.53%

--------------

+ The fiscal year-end for Capital Preservation Fund II was changed from September 30 to March 31 beginning with the period ended March 31, 1993. This column represents a six-month period.
* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
** Annualized.

   See the accompanying notes to financial statements.

                                               BENHAM GOVERNMENT AGENCY FUND
                                                   FINANCIAL HIGHLIGHTS
                         For a Share Outstanding Throughout the Six Months Ended September 30 and
                                                 the Years Ended March 31
                                                        (Unaudited)

                                                Sept. 30,   Mar. 31,   Mar. 31,   Mar. 31,   Mar. 31,   Mar. 31,   Mar. 31,
                                                  1995        1995       1994       1993       1992       1991       1990+
                                                  -----       -----      -----      -----      -----      -----      -----
PER-SHARE DATA
-----------------
Net Asset Value at Beginning of Period........    $1.00       1.00        1.00       1.00       1.00       1.00      1.00
  Income From Investment Operations
  Net Investment Income.......................    .0271      .0435       .0265      .0304      .0517      .0742     .0264
  Less Distributions
  Dividends from Net Investment Income........   (.0271)    (.0435)     (.0265)    (.0304)    (.0517)    (.0742)   (.0264)
                                                  -----      -----       -----      -----      -----      -----      -----
Net Asset Value at End of Period..............   $ 1.00       1.00        1.00       1.00       1.00       1.00      1.00
                                                  =====      =====       =====      =====      =====      =====      =====
TOTAL RETURN*.................................     2.75%      4.47%       2.69%      3.07%      5.29%      7.97%     2.65%
---------------
SUPPLEMENTAL DATA AND RATIOS
---------------------------------
Net Assets at End of Period (in thousands)....  $490,624    461,803    561,766    646,006    906,368    1,073,730   61,768
Ratio of Expenses to Average Daily Net Assets.      .51%**     .50%        .50%       .50%       .30%         0%        0%
Ratio of Net Investment Income to Average
 Daily Net Assets.............................     5.40%**    4.35%       2.65%      3.04%      5.17%      7.42%     8.25%**

---------------

+  From December 5, 1989 (commencement of operations), through March 31, 1990.
* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
** Annualized.

   See the accompanying notes to financial statements.

                                           STATEMENTS OF ASSETS AND LIABILITIES
                                                    September 30, 1995
                                                        (Unaudited)

                                                                                      Capital       Capital        Benham
                                                                                   Preservation  Preservation    Government
                                                                                       Fund         Fund II      Agency Fund
                                                                                      -------       -------        -------
ASSETS
  Investment securities (at amortized cost)...............................     $ 2,961,660,384    251,079,465   490,429,623
  Cash....................................................................           5,437,038      1,377,612     1,482,300
  Receivables for securities sold.........................................         348,987,335              0             0
  Interest receivable.....................................................           7,366,000         88,776     1,943,697
  Receivables for fund shares sold........................................          21,247,350        640,324     1,365,429
  Prepaid expenses and other assets.......................................              81,336         12,147        16,929
                                                                                 -------------  -------------  ------------
    Total assets..........................................................       3,344,779,443    253,198,324   495,237,978
                                                                                 -------------  -------------  ------------
LIABILITIES
  Payable for fund shares redeemed........................................           8,470,606        498,353     4,262,408
  Payable for securities purchased........................................         349,034,333              0             0
  Dividends payable.......................................................             987,229         83,285       147,132
  Payable to affiliates (Note 2)..........................................           1,219,324        154,042       202,810
  Accrued expenses & other liabilities....................................             303,701         17,184         1,722
                                                                                 -------------  -------------  ------------
    Total liabilities.....................................................         360,015,193        752,864     4,614,072
                                                                                 -------------  -------------  ------------

NET ASSETS, equivalent to $1.00 per share.................................     $ 2,984,764,250    252,445,460   490,623,906
                                                                                 =============  =============  ============
Outstanding shares (Note 3)...............................................       2,984,764,250    252,445,460   490,623,906
                                                                                 =============  =============  ============
Net asset value, offering and redemption price per share..................               $1.00           1.00          1.00
                                                                                         =====           ====          ====

------------------------
See the accompanying notes to financial statements.

18

                                                 STATEMENTS OF OPERATIONS
                                        For the Six Months Ended September 30, 1995
                                                        (Unaudited)

                                                                                    Capital       Capital        Benham
                                                                                 Preservation  Preservation    Government
                                                                                     Fund         Fund II      Agency Fund
                                                                                    -------       -------        -------

Investment Income.........................................................       $84,643,194     7,622,198     14,180,680
                                                                                 -----------   -----------    -----------
Expenses (Note 2)
  Investment advisory fees................................................         3,970,135       588,814        671,689
  Transfer agency fees....................................................         1,273,878       159,411        297,878
  Administrative fees.....................................................         1,435,871       124,964        233,705
  Printing and postage....................................................           244,360        26,423         57,521
  Custodian fees..........................................................           208,722        28,808         36,053
  Auditing and legal fees.................................................            22,181         8,412          9,458
  Registration and filing fees............................................            34,371        16,303         11,543
  Directors' fees and expenses............................................            31,582         6,953          5,194
  Other operating expenses................................................           171,381         9,913         30,842
                                                                                 -----------   -----------    -----------
    Total expenses........................................................         7,392,481       970,001      1,353,883
Amount recouped (waived) (Note 2).........................................                 0         5,013       (128,488)
Custodial earnings credits (Note 4).......................................          (153,940)      (12,006)       (24,617)
                                                                                 -----------   -----------    -----------
  Net expenses............................................................         7,238,541       963,008      1,200,778
                                                                                 -----------   -----------    -----------
    Net investment income.................................................       $77,404,653     6,659,190     12,979,902
                                                                                 ===========   ===========    ===========

----------------------------
See the accompanying notes to financial statements.

19

                                            STATEMENTS  OF CHANGES IN NET ASSETS
                        For the Six Months Ended September 30, 1995, and Year Ended March 31, 1995
                                                        (Unaudited)

                                                         Capital                     Capital                Benham Government
                                                    Preservation Fund         Preservation Fund II             Agency Fund
                                                   ------------------          ------------------          ------------------
                                                  Sept. 30,      Mar. 31,     Sept. 30,     Mar. 31,      Sept. 30,     Mar. 31,
                                                    1995           1995         1995          1995          1995          1995
                                                  --------       --------     --------      --------      --------      --------
From investment activities:
  Net investment income......................   $77,404,653    119,479,687    6,659,190    11,129,988    12,979,902   21,099,696
  Dividends paid or payable to shareholders..   (77,404,653)  (119,479,687)  (6,659,190)  (11,129,988)  (12,979,902) (21,099,696)
                                                -----------   ------------   -----------  -----------   -----------  -----------
    Change in net assets derived from
     investment activities...................             0              0            0             0             0            0
                                              -------------   ------------   -----------  -----------   -----------  -----------
From capital share transactions:
  Proceeds from sales of shares.............. 1,381,245,350  2,558,519,051   79,676,717   202,421,818   261,805,968  652,415,506
  Net asset value of dividends reinvested....    73,738,694    113,713,677    6,380,134    10,700,190    12,522,507   20,202,136
  Cost of shares redeemed....................(1,353,569,929)(2,575,496,283) (96,051,792) (234,168,675) (245,507,396)(772,580,324)
                                              -------------   ------------  ------------  ------------  ------------ ------------
  Change in net assets derived from
   capital share transactions................   101,414,115     96,736,445   (9,994,941)  (21,046,667)   28,821,079  (99,962,682)
                                              -------------   ------------  ------------  ------------  ------------ ------------
    Net increase (decrease) in net assets....   101,414,115     96,736,445   (9,994,941)  (21,046,667)   28,821,079  (99,962,682)

Net assets:
  Beginning of period........................ 2,883,350,135  2,786,613,690  262,440,401   283,487,068   461,802,827  561,765,509
                                              -------------   ------------  ------------  ------------  ------------ ------------
  End of period..............................$2,984,764,250  2,883,350,135  252,445,460   262,440,401   490,623,906  461,802,827
                                              =============  =============  ============  ============  ============ ============

--------------------
See the accompanying notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS
September 30, 1995
(Unaudited)

(1)   SIGNIFICANT ACCOUNTING POLICIES

Capital  Preservation Fund, Inc. (CPF),  Capital Preservation Fund II, Inc. (CPF
II) and Benham Government Agency Fund (BGAF) (the Funds) are open-end, diversified management investment companies registered under the Investment Company Act of 1940. BGAF is one of the six funds composing Benham Government Income Trust (BGIT). Significant accounting policies followed by the Funds are summarized below.

Valuation of Investment Securities--Securities are valued at amortized cost, which approximates current market value. Repurchase agreements are valued at cost and are collateralized by U.S. government securities whose market value plus accrued interest exceed the carrying value of the repurchase agreements. Securities transactions are recorded on the date the order to buy or sell is executed. Realized gains and losses from security transactions are determined on the basis of identified cost.

Forward Commitments--Periodically, CPF and BGAF enter into purchase or sale transactions on a forward commitment basis. In these transactions, CPF and BGAF sell a security and at the same time make a commitment to purchase the same security at a future date and specified price. Conversely, these Funds may purchase a security and at the same time make a commitment to sell the same security at a future date and specified price. These types of transactions are executed simultaneously in what are known as forward commitment or "roll" transactions. These Funds take possession of any security they purchase in these transactions.

Income Taxes--Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By complying with the provisions of Subchapter M, each Fund will not be subject to federal income or California franchise taxes to the extent that it distributes its net investment income and net realized capital gains to shareholders. Accordingly, no provision for income taxes has been made for federal or state taxes.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.

Share Valuation--Each Fund's net asset value per share is computed by dividing the value of its total assets, less liabilities, by the total number of shares outstanding at the beginning of each business day. It is the Funds' policy to maintain a constant net asset value of $1.00 per share, although there is no guarantee they will be able to do so.

Investment Income, Dividends and Other Distributions--Income and expenses are accrued daily. Discounts and premiums on securities purchased are amortized on a straight-line basis over the life of the securities. Dividends to the shareholders are declared and credited daily. Shareholders may elect to receive distributions in cash or to reinvest them in additional shares. Cash dividends are distributed on the last business day of the month.

(2)   INVESTMENT ADVISORY FEES AND OTHER
      TRANSACTIONS WITH AFFILIATES

Benham  Management  Corporation  (BMC) is a wholly owned subsidiary of Twentieth
Century Companies, Inc. (TCC). BMC's former parent company, Benham Management International, Inc., merged into TCC on June 1, 1995. CPF and CPF II pay BMC a monthly investment advisory fee, which is calculated by applying the Fund's average daily net assets to the following annualized fee schedule. BGAF pays BMC a monthly advisory fee based on its pro rata share of the dollar amount derived from applying BGIT's average daily net assets to the following annualized fee schedule.

                    .50% of the first $100 million
                    .45% of the next $100 million
                    .40% of the next $100 million
                    .35% of the next $100 million
                    .30% of the next $100 million
                    .25% of the next $1 billion
                    .24% of the next $1 billion
                    .23% of the next $1 billion
                    .22% of the next $1 billion
                    .21% of the next $1 billion
                    .20% of the next $1 billion
                    .19% of average daily net assets over $6.5 billion

BMC provides the Funds with all investment advice. Twentieth Century Services, Inc. pays all compensation of Fund officers and trustees who are officers or directors of TCC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC.

CPF, CPF II and BGIT have Administrative Services and Transfer Agency Agreements with Benham Financial Services, Inc. (BFS), a wholly owned subsidiary of TCC. Under the agreement, BFS provides substantially all administrative and transfer agency services necessary to operate each Fund. Fees for these services are based on transaction volume, number of accounts and average net assets of all funds in The Benham Group.

The Funds have an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits each Fund's expenses (excluding extraordinary expenses such as brokerage commissions and taxes and including expense offset arrangements on an annualized basis) to .57% for CPF,
 .75% for CPF II, and .50% for BGAF of average daily net assets. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. The expense guarantee rate is renewed annually in June.

The payables to affiliates as of September 30, 1995, based on the above agreements, were as follows:
                                     Capital        Capital        Benham
                                  Preservation   Preservation    Government
                                      Fund          Fund II      Agency Fund
                                  -------------  -------------  -------------

Investment Advisor............   $   660,365       94,219          97,538
Administrative Services.......       238,243       20,110          39,368
Transfer Agent................       320,716       39,713          65,904
                                  ----------      -------         -------
                                 $ 1,219,324      154,042         202,810
                                  ==========      =======         =======

As of September 30, 1995, certain other funds managed by BMC (the variable-rate funds) owned shares of CPF, with a total value of $16,948,340. The terms of such transactions were identical to those of nonrelated entities except that, to avoid duplicative investment advisory and administrative fees, the variable-rate funds do not pay BMC or BFS investment advisory and administrative fees for assets invested in shares of CPF.

CPF, CPF II and BGIT have distribution agreements with Benham Distributors, Inc.
(BDI), which is responsible for promoting sales and distributing the Funds' shares. BDI is a wholly owned subsidiary of TCC.

(3)   CAPITAL STOCK

CPF and CPF II are each authorized to issue ten billion (10,000,000,000) shares of common stock, which may be issued in two or more series. Of the ten billion shares, five billion each (5,000,000,000) are designated "Series A Common Stock." The remaining five billion shares may be designated and classified as additional series from time to time at the discretion of the respective boards of directors. BGAF is authorized to issue an unlimited number of shares of beneficial interest.

(4)   EXPENSE OFFSET ARRANGEMENTS

Each Fund's Statement of Operations shows custodial earnings credits. This amount represents credits received on cash balances maintained by the Fund at the custodian bank. The Funds could have invested the excess cash balances in an income-producing asset if they had not agreed to a reduction in fees under the expense offset arrangement. Beginning with the six months ending September 30, 1995, the ratios of expenses to average daily net assets shown in the Financial Highlights are calculated without the credits received under the expense offset arrangement.

                                              CAPITAL PRESERVATION FUND, INC.
                                             Schedule of Investment Securities
                                                    September 30, 1995
                                                        (Unaudited)
                                                                           Rate**    Maturity     Face Amount      Value     Percent
                                                                           ------     ------       --------      --------     -----
U.S. Treasury bills.....................................................    4.95%    10/05/95 $  222,000,000   221,879,623    7.50%
U.S. Treasury bills.....................................................    5.44     10/12/95     75,500,000    75,376,329    2.55
U.S. Treasury bills.....................................................    5.44     10/19/95    401,000,000   399,926,696   13.50
U.S. Treasury bills.....................................................    5.41     10/26/95    287,000,000   285,941,125    9.65
U.S. Treasury bills.....................................................    5.54     11/02/95    211,000,000   209,980,056    7.09
U.S. Treasury bills.....................................................    5.55     11/09/95    134,500,000   133,707,302    4.51
U.S. Treasury bills.....................................................    5.46     11/16/95    355,000,000   352,575,129   11.90
U.S. Treasury bills.....................................................    5.53     11/24/95    306,000,000   303,516,618   10.25
U.S. Treasury bills.....................................................    5.42     12/07/95    150,000,000   148,522,836    5.01
U.S. Treasury bills.....................................................    5.40     12/21/95     75,000,000    74,111,531    2.50
U.S. Treasury bills.....................................................    5.53     02/08/96     50,000,000    49,034,028    1.66
U.S. Treasury bills.....................................................    5.65     02/15/96     25,000,000    24,480,542     .83
U.S. Treasury bills.....................................................    5.62     03/28/96    150,000,000   145,974,986    4.93
                                                                                                ------------  ------------  ------
      Total (cost $2,425,026,801*)...........................................................  2,442,000,000 2,425,026,801   81.88
                                                                                                ------------  ------------  ------
U.S. Treasury notes.....................................................    8.625    10/15/95      6,405,000     6,411,782     .23
U.S. Treasury notes.....................................................    3.875    10/31/95     31,000,000    30,956,186    1.05
U.S. Treasury notes.....................................................    8.500    11/15/95     75,000,000    75,255,500    2.54
U.S. Treasury notes.....................................................    9.500    11/15/95     25,000,000    25,112,271     .85
U.S. Treasury notes.....................................................    4.250    11/30/95     50,000,000    49,891,183    1.68
U.S. Treasury notes.....................................................    9.250    01/15/96     50,000,000    50,490,465    1.70
U.S. Treasury notes.....................................................    4.000    01/31/96     50,000,000    49,740,057    1.68
U.S. Treasury notes.....................................................    4.625    02/15/96    125,000,000   124,502,612    4.20
U.S. Treasury notes.....................................................    7.875    02/15/96     25,000,000    25,191,127     .85
U.S. Treasury notes.....................................................    8.875    02/15/96     25,000,000    25,284,567    .85
                                                                                                ------------  ------------  ------
      Total (cost $462,835,750*).............................................................    462,405,000   462,835,750   15.63
                                                                                                ------------  ------------  ------
U.S. Treasury zero-coupon bonds.........................................    5.57     11/15/95     25,000,000    24,829,485    0.84
U.S. Treasury zero-coupon bonds.........................................    5.61     02/15/96     50,000,000    48,968,348    1.65
                                                                                                ------------  ------------  ------
      Total (cost $73,797,833*)..............................................................     75,000,000    73,797,833    2.49
                                                                                                ------------  ------------  ------
TOTAL INVESTMENT SECURITIES (cost $2,961,660,384*)........................................... $2,979,405,000 2,961,660,384  100.00%
                                                                                                ============  ============  ======

--------------------------------------------------

*  Cost for financial reporting and federal income tax purposes is the same.
** The rates for U.S. Treasury bills and zero-coupon bonds are the yields to maturity as of September 30, 1995. The rate for U.S. Treasury notes is the stated coupon rate.
   See the accompanying notes to financial statements.

                                            CAPITAL PRESERVATION FUND II, INC.
                                             Schedule of Investment Securities
                                                    September 30, 1995
                                                        (Unaudited)

Repurchase Agreements:

         Issuer                                      Collateral                             Rate   Maturity+     Value      Percent
-----------------                   ---------------------------------------------           ----     -----      -------      -----
BA Securities............. Due in the amount of $12,006,150 (collateralized by             6.150%  10/02/95 $  12,000,000     4.78%
                           $12,257,582 in U.S. Treasury bills due 03/28/1996)

Bank of Tokyo............. Due in the amount of $12,006,400 (collateralized by             6.400   10/02/95    12,000,000     4.78
                           $12,264,808 in U.S. Treasury notes, 6.75%, due 04/30/2000)

Barclays de Zoete Wedd.... Due in the amount of $12,006,000 (collateralized by             6.000   10/02/95    12,000,000     4.78
                           $12,229,275 in U.S. Treasury notes, 6.50%, due 09/30/1996)

Daiwa Securities.......... Due in the amount of $12,006,450 (collateralized by             6.450   10/02/95    12,000,000     4.78
                           $12,245,922 in U.S. Treasury notes, 7.75%, due 01/31/2000)

Fuji Securities........... Due in the amount of $62,072,984 (collateralized by             6.430   10/02/95    62,039,741    24.71
                           $27,364,819 in U.S. Treasury STRIPS due from 11/15/1997
                           to 02/15/2015, $10,240,595 in U.S. Treasury bonds, 7.25% to
                           14.25%, due from 02/15/2002 to 08/15/2022, $55,419 in U.S.
                           Treasury bills due 12/07/1995 and $25,109,411 in U.S.
                           Treasury notes, 5.50% to 7.75%, due 03/31/1996 to 05/15/2005)

Goldman Sachs............. Due in the amount of $7,003,675 (collateralized by              6.300   10/02/95     7,000,000     2.78
                           $7,152,304 in U.S. Treasury notes, 7.875%, due 06/30/1996)

Hong Kong and
Shanghai Bank............. Due in the amount of $12,006,400 (collateralized by             6.400   10/02/95    12,000,000     4.78
                           $12,255,891 in U.S. Treasury notes, 5.75%, due 08/15/2003)

J.P. Morgan............... Due in the amount of $12,006,300 (collateralized by             6.300   10/02/95    12,000,000     4.78
                           $12,326,372 in U.S. Treasury bonds, 8.125%, due 08/15/2019)

26

         Issuer                                      Collateral                             Rate   Maturity+     Value      Percent
-----------------                   ---------------------------------------------           ----     -----      -------      -----
Nikko Securities.......... Due in the amount of $12,006,450 (collateralized by             6.450%  10/02/95 $  12,000,000     4.78%
                           $12,260,462 in U.S. Treasury notes, 5.50%, due 02/28/1999)

Nomura Securities......... Due in the amount of $62,073,070 (collateralized                6.450   10/02/95    62,039,724    24.71
                           by $62,699,726 in U.S. Treasury notes, 6.00% to 7.75%,
                           due from 11/30/1997 to 02/15/2001)

Sanwa Securities (USA)
Co. ...................... Due in the amount of $12,006,000 (collateralized by             6.000   10/02/95    12,000,000     4.78
                           $12,268,238 in U.S. Treasury notes, 7.75%, due 12/31/1999)

SBC Government Securities. Due in the amount of $12,006,450 (collateralized by             6.450   10/02/95    12,000,000     4.78
                           $12,245,678 in U.S. Treasury bills due 07/25/1996)

Union Bank Switzerland.... Due in the amount of $12,006,300 (collateralized by             6.300   10/02/95    12,000,000     4.78
                           $12,265,150 in U.S. Treasury notes, 6.875%, due 08/31/1999)
                                                                                                              -----------   ------

TOTAL INVESTMENT SECURITIES (cost $251,079,465*)...........................................................  $251,079,465   100.00%
                                                                                                              ===========   ======

----------------------------
+  All repurchase agreements were entered into on September 29, 1995.
*  Cost for financial reporting and federal income tax purposes is the same.

   See the accompanying notes to financial statements.

                                              BENHAM GOVERNMENT AGENCY FUND
                                             Schedule of Investment Securities
                                                    September 30, 1995
                                                        (Unaudited)
                                                                                                     Face
                                                                             Rate**    Maturity     Amount        Value     Percent
                                                                              -----     ------      -------      -------     -----
U.S. Government Agency Discount Notes
Federal Home Loan Bank....................................................    5.86%    10/06/95 $  8,400,000   8,393,259      1.71%
Federal Home Loan Bank....................................................    5.61     10/10/95    3,000,000   2,995,853      0.62
Federal Farm Credit Bank..................................................    5.60     10/12/95   12,000,000  11,979,797      2.43
Tennessee Valley Authority................................................    5.68     10/12/95    9,000,000   8,984,628      1.83
Federal Farm Credit Bank..................................................    5.67     10/17/95    1,870,000   1,865,363      0.38
Federal Home Loan Bank....................................................    5.86     10/17/95    3,000,000   2,992,307      0.61
Federal Farm Credit Bank..................................................    5.66     10/19/95    5,000,000   4,986,076      1.02
Federal Home Loan Bank....................................................    5.68     10/19/95   10,000,000   9,972,050      2.02
Tennessee Valley Authority................................................    5.73     10/24/95   10,000,000   9,964,031      2.03
Federal Home Loan Bank....................................................    5.69     10/25/95    2,000,000   1,992,547      0.41
Tennessee Valley Authority................................................    5.74     10/27/95   10,000,000   9,959,267      2.03
Federal Home Loan Bank....................................................    5.70     10/30/95   14,405,000  14,340,017      2.92
Federal Farm Credit Bank..................................................    5.73     10/30/95   12,500,000  12,443,309      2.54
Federal Farm Credit Bank..................................................    5.69     11/01/95    9,600,000   9,553,859      1.95
Tennessee Valley Authority................................................    5.68     11/01/95   14,000,000  13,932,816      2.84
Tennessee Valley Authority................................................    5.76     11/02/95   15,000,000  14,924,667      3.04
Federal Farm Credit Bank..................................................    5.69     11/03/95    3,000,000   2,984,655      0.61
Federal Farm Credit Bank..................................................    5.78     11/06/95   29,765,000  29,596,341      6.05
Federal Home Loan Bank....................................................    5.68     11/06/95    3,800,000   3,778,834      0.77
Federal Farm Credit Bank..................................................    5.71     11/10/95   25,000,000  24,844,622      5.08
Federal Home Loan Bank....................................................    5.71     11/13/95    1,000,000     993,323      0.20
Federal Farm Credit Bank..................................................    5.66     11/15/95    8,000,000   7,944,600      1.62
Federal Home Loan Bank....................................................    5.68     11/20/95   15,345,000  15,226,424      3.10
Federal Farm Credit Bank..................................................    5.72     11/27/95    8,000,000   7,929,194      1.62
Tennessee Valley Authority................................................    5.71     12/04/95   13,000,000  12,871,040      2.62
Federal Home Loan Bank....................................................    5.71     12/06/95    5,000,000   4,948,942      1.01
Federal Home Loan Bank....................................................    5.70     12/11/95   15,000,000  14,835,516      3.03

28

                                                                                                     Face
                                                                             Rate**    Maturity     Amount        Value     Percent
                                                                              -----     ------      -------      -------     -----
U.S. Government Agency Discount Notes (continued)
Federal Home Loan Bank....................................................    5.68%    12/13/95 $  9,425,000   9,319,121      1.90%
Federal Farm Credit Bank..................................................    5.67     12/14/95    8,500,000   8,403,379      1.71
Federal Farm Credit Bank..................................................    5.66     12/15/95    2,000,000   1,977,000      0.40
Federal Home Loan Bank....................................................    5.63     12/26/95    2,500,000   2,467,272      0.50
Federal Home Loan Bank....................................................    5.83     12/28/95    2,000,000   1,972,280      0.40
Federal Home Loan Bank....................................................    5.59     12/29/95   26,180,000  25,827,789      5.28
Federal Farm Credit Bank..................................................    5.55     01/05/96    1,000,000     985,600      0.20
Federal Home Loan Bank....................................................    5.78     01/08/96    2,000,000   1,969,145      0.40
Federal Home Loan Bank....................................................    5.67     01/19/96   10,000,000   9,831,945      2.00
Federal Farm Credit Bank..................................................    5.64     02/05/96    1,000,000     980,738      0.20
Federal Farm Credit Bank..................................................    5.77     02/15/96    7,000,000   6,851,620      1.40
Federal Home Loan Bank....................................................    5.70     02/16/96    1,060,000   1,037,652      0.21
Federal Home Loan Bank....................................................    5.71     02/26/96    5,000,000   4,886,944      1.00
Federal Home Loan Bank....................................................    5.63     03/01/96    7,600,000   7,425,758      1.51
Federal Farm Credit Bank..................................................    5.65     03/18/96   17,000,000  16,566,654      3.38
Federal Farm Credit Bank..................................................    5.59     03/20/96    7,000,000   6,821,448      1.39
Federal Farm Credit Bank..................................................    5.69     03/27/96   10,000,000   9,730,033      1.98
                                                                                                 -----------  ----------     -----
    Total (cost $382,287,715*).................................................................  385,950,000 382,287,715     77.95
                                                                                                 ----------- -----------     -----

U.S. Government Agency Notes
Federal Home Loan Bank....................................................    6.00     10/06/95    5,000,000   5,000,068      1.02
Federal Home Loan Bank....................................................    6.59     11/22/95    3,000,000   3,003,139      0.61
Federal Farm Credit Bank..................................................    7.21     01/02/96    5,000,000   5,017,830      1.02
                                                                                                 -----------  ----------     -----
    Total (cost $13,021,037*)..................................................................   13,000,000  13,021,037      2.65
                                                                                                 -----------  ----------     -----

29

Schedule of Investment Securities--Government Agency Fund (Continued)
===================================================================================================================================
                                                                                                     Face
                                                                             Rate**    Maturity+    Amount        Value     Percent
                                                                              -----     ------      -------      -------     -----
U.S. Government Agency Floating-Rate Notes***
Student Loan Marketing Association, resets weekly off the 3-Month T-Bill
   rate plus .08% with no caps,final maturity 10/12/95.....................   5.37%    10/03/95 $ 25,000,000  24,999,753      5.10%
Student Loan Marketing Association, resets weekly off the 3-Month T-Bill
   rate plus .15% with no caps, final maturity 11/09/95....................   5.44     10/03/95   30,125,000  30,121,988      6.14
Federal Farm Credit Bank, resets quarterly off the 3-Month T-Bill rate
   plus .18% with no caps, final maturity 11/14/95.........................   5.76     11/14/95    5,000,000   4,999,130      1.02
Federal Home Loan Bank, resets monthly off the 3-Month LIBOR minus .13%
   with no caps, final maturity 12/15/95...................................   5.75     10/15/95   10,000,000  10,000,000      2.04
Federal Home Loan Bank, resets daily off the Fed Funds rate plus .05%
   with no caps, final maturity 02/07/96...................................   6.25     10/02/95   25,000,000  25,000,000      5.10
                                                                                                 -----------  ----------    -----
      Total (cost $95,120,871*)................................................................   95,125,000  95,120,871     19.40
                                                                                                 -----------  ----------    -----
TOTAL INVESTMENT SECURITIES  (cost $490,429,623*).............................................. $494,075,000 490,429,623    100.00%
                                                                                                 ===========  ==========    =====

*  Cost for financial reporting and federal income tax purposes is the same.
** The rate for U.S. government agency discount notes is the yield to maturity as of September 30, 1995. The rates for U.S. government agency notes are the stated coupon rates. The rates for the floating-rate notes are the reset rates as of September 30, 1995.

***These  floating-rate  notes do not have caps. A cap is a  predetermined  rate that a fixed-income security's coupon will never exceed, regardless of where the coupon formula resets. A cap limits the investor's coupon payments, regardless of how interest rates rise. In volatile interest rate environments, caps can cause and amplify price instability for fixed-income securities. Therefore, it has always been the policy of the Fund not to purchase floating-rate notes with caps.

+ The maturity for U.S. government agency floating-rate notes is the next interest reset date.

   See the accompanying notes to financial statements.

PROXY VOTING RESULTS

A special shareholder meeting was held on May 31, 1995, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

Proposal I.--To consider and vote on approval or disapproval of new Investment Advisory Agreements with CPF, CPF II, and BGAF on behalf of each Fund with BMC to take effect upon the closing of the proposed merger of BMC's parent company, Benham Management International, Inc., into TCC.

Proposals II and IV are not applicable to shareholders of CPF, CPF II, and BGAF.

Proposal III.-- To amend the Articles of Incorporation and Bylaws of CPF to authorize an increase in the size of the Board of Directors of that Fund from 7 to a range of 7 to 11 and to lower the vote required for future changes in the authorized number of Directors outside of this range.

Proposal V.--To elect the Board of Directors of CPF, CPF II, and BGAF.

Proposal VI.--To ratify the Board of Directors' selection of KPMG Peat Marwick LLP as independent auditors for CPF's, CPF II's, and BGAF's current fiscal year end.

Proposal VII.--To amend BGIT's Articles of Incorporation to provide dollar-based voting rights for shareholders of the Funds.

A summary of voting results is as follows:

                                                                                           Benham
                         Capital                               Capital                   Government
                     Preservation Fund                   Preservation Fund II            Agency Fund


----------------------------------------------------------------------------------------------------------------
Proposal I.        For              2,050,147,135    For          136,977,097      For               250,871,289
                   Against            129,500,838    Against        6,899,332      Against           13,001,838
                   Abstained          180,130,280    Abstained      3,346,354      Abstained         14,771,334


----------------------------------------------------------------------------------------------------------------
Proposal III.      For           1,982,868,061       For                  N/A      For               N/A
                   Against         191,404,970       Against              N/A      Against           N/A
                   Abstained       185,505,221       Abstained            N/A      Abstained         N/A

31


                                                                              Benham
                         Capital                       Capital              Government
                     Preservation Fund           Preservation Fund II       Agency Fund
-----------------------------------------------------------------------------------------------
Proposal V.
James M. Benham       For     2,146,234,531      For        143,630,197   For       263,498,421
                      Withheld* 213,543,722      Withheld*    6,592,587   Withheld*  15,146,041

Ronald J. Gilson      For     2,142,359,384      For        143,481,669   For       263,133,618
                      Withheld* 217,418,869      Withheld*    6,741,115   Withheld*  15,510,844

Myron S. Scholes      For     2,146,318,585      For        143,575,293   For       263,528,791
                      Withheld* 213,459,668      Withheld*    6,647,491   Withheld*  15,115,671

Kenneth E. Scott      For     2,145,930,739      For        143,573,942   For       263,543,582
                      Withheld* 213,847,514      Withheld*    6,648,842   Withheld*  15,100,880

Ezra Solomon          For     2,142,165,176      For        143,338,322   For       262,602,072
                      Withheld* 217,613,077      Withheld*    6,884,462   Withheld*  16,042,390

Isaac Stein           For     2,145,368,971      For        143,530,384   For       263,422,565
                      Withheld* 214,409,282      Withheld*    6,692,400   Withheld*  15,221,897

James E. Stowers, III For     2,134,577,845      For        143,521,962   For       262,202,693
                      Withheld* 225,200,408      Withheld*    6,700,822   Withheld*  16,441,769

Jeanne D. Wohlers     For     2,144,908,364      For        143,552,557   For       263,256,530
                      Withheld* 214,869,889      Withheld*    6,670,227  Withheld*   15,387,932


*Shares Withholding Authority to Vote


-----------------------------------------------------------------------------------------------
Proposal VI.          For     2,128,793,109      For        141,613,086   For       262,256,509
                      Agains     57,408,505      Against      2,793,089   Against     4,807,991
                      Abstained 173,576,639      Abstained    5,816,608   Abstained  11,579,962

-----------------------------------------------------------------------------------------------
Proposal VII.         For               N/A      For                N/A   For       251,567,037
                      Against           N/A      Against            N/A   Against    11,538,718
                      Abstained         N/A      Abstained          N/A   Abstained  15,533,390

32

Trustees

James M. Benham
Chairman of the Board

John T. Kataoka
President and Chief Executive Officer

Bruce R. Fitzpatrick
Vice President

Maryanne Roepke
Treasurer

Douglas A. Paul
Vice President, Secretary
and General Counsel

Ann N. McCoid
Controller


[company logo] The Benham Group
Part of the Twentieth Century Family of Mutual Funds

   1665 Charleston Road
   Mountain View, CA 94043

   1-800-321-8321

   Not authorized for distribution unless preceded or accompanied by a current fund prospectus.

   Benham Distributors, Inc.           11/95 Q060